                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      May 16, 2003 (May 2, 2003)
                                                      --------------------------

                                    NN, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-23486                  62-1096725
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee                    37604
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    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code            (423) 743-9151
                                                    ----------------------------

                                      None
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          (Former name or former address, if changed since last report)

Item 2.      Acquisition or Disposition of Assets.

     On  May  2,  2003,  NN,  Inc.,  a  Delaware   corporation  ("NN")  acquired
substantially  all of the  assets of SKF  B.V.'s  tapered  roller and metal cage
manufacturing   operation  in  Veenendaal,   The  Netherlands,   through  a  new
subsidiary,  NN Netherlands,  B.V. The Veenendaal operation manufactures rollers for  tapered  roller  bearings  as well as  metal  cages  for both  tapered  and spherical roller bearings. NN intends to continue the 360-employee  operation at its present location in Veenendaal with its newly-acquired assets. The SKF Group is one of NN's  largest  customers,  accounting  for  approximately  33% of NN's consolidated net sales in 2002.

     The acquisition  was valued at 22.2 million Euros (US $25.0  million).  The purchase  price was  negotiated  between the parties based on the historical and anticipated future performance of the business. Contemporaneously, SKF purchased
700,000  shares  of NN  common  stock  under  NN's  current  shelf  registration statement  for an aggregate  investment  of  US$6,188,000.  The remainder of the purchase  price was financed by a syndicate of banks with AmSouth Bank acting as
Administrative  Agent and SunTrust Bank acting as  Documentation  Agent and Euro
Loan Agent.

Item 7.      Financial Statements and Exhibits.

             (c)    EXHIBITS. The following exhibit is filed herewith:

               2.1  Asset Purchase Agreement, dated April 14, 2001, by and among
                    SKF Holding  Maatschappij  Holland B.V., SKF B.V., NN, Inc.,
                    and NN Netherlands B.V. (We have omitted certain information
                    from  the  Agreement  and  filed  it  separately   with  the
                    Securities and Exchange  Commission  pursuant to our request
                    for  confidential   treatment  under  Rule  24b-2.  We  have
                    identified  the  omitted  confidential  information  by  the following statement, "Confidential portions of material have been omitted and filed  separately  with the  Securities and
                    Exchange  Commission," as indicated  throughout the document with an asterisk in brackets ([*])).  The Company undertakes to  supplementally  furnish to the Commission upon request a copy of the  schedules  to Exhibit 2.1  omitted  pursuant to
                    Item 601(b)(2) of Regulation S-K of the Exchange Act.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date:  May 16, 2003                    NN, INC.

                                       By:      /s/ William C. Kelly, Jr.
                                          --------------------------------------
                                       William C. Kelly, Jr.
                                       Treasurer, Secretary and Chief Administrative
                                       Officer

                                  EXHIBIT INDEX

Exhibit Number      Description

     2.1            Asset Purchase Agreement, dated April 14, 2001, by and among
                    SKF Holding  Maatschappij  Holland B.V., SKF B.V., NN, Inc.,
                    and NN Netherlands B.V. (We have omitted certain information
                    from  the  Agreement  and  filed  it  separately   with  the
                    Securities and Exchange  Commission  pursuant to our request
                    for  confidential   treatment  under  Rule  24b-2.  We  have
                    identified  the  omitted  confidential  information  by  the following statement, "Confidential portions of material have been omitted and filed  separately  with the  Securities and
                    Exchange  Commission," as indicated  throughout the document with an asterisk in brackets ([*])).  The Company undertakes to  supplementally  furnish to the Commission upon request a copy of the  schedules  to Exhibit 2.1  omitted  pursuant to
                    Item 601(b)(2) of Regulation S-K of the Exchange Act.